                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   HORIZON PHARMACIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount previously paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
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     3)  Filing Party:
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     4)  Date Filed:
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
                            HORIZON PHARMACIES, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 4, 1998

                            ------------------------

    To the Shareholders of HORIZON Pharmacies, Inc.

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of HORIZON Pharmacies, Inc., a Texas corporation (the "Company"), will be held at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Dallas, Texas, on Thursday, June 4, 1998, at 10:30 a.m., Central Daylight Time, for the following purposes:

    (1) To elect two (2) persons to serve as Class I directors of the Company and one (1) person to serve as a Class II director of the Company;

    (2) To approve an Agreement and Plan of Merger pursuant to which the Company will change its state of incorporation from Texas to Delaware;

    (3)    To approve and ratify the HORIZON Pharmacies, Inc. 1998 Stock Option
Plan;

    (4) To approve and ratify the selection of Ernst & Young LLP as independent auditors; and

    (5) To consider and act upon any other matters which may properly come before the Meeting or adjournments thereof.

    The Board of Directors has fixed the close of business on April 7, 1998 as the record date for the determination of the holders of the voting common stock entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ SY S. SHAHID

                                          Sy S. Shahid,

                                          SECRETARY

Princeton, Texas

April 29, 1998

                            HORIZON PHARMACIES, INC.
                             275 W. Princeton Drive
                             Princeton, Texas 75407

                            ------------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 4, 1998

                            ------------------------

                            SOLICITATION OF PROXIES

SOLICITATION

    This Proxy Statement is furnished to shareholders of HORIZON Pharmacies, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Dallas, Texas, on Thursday, June 4, 1998, at 10:30 a.m., Central Daylight Time, or at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

MAILING OF PROXY STATEMENT AND PROXY CARD

    This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about April 29, 1998.

REVOCATION OF PROXY

    If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time before its exercise by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

    (1) FOR the election of two persons listed under "Election of Directors" as nominees of the Company to serve as Class I directors of the Company and FOR the election of one person listed under "Election of Directors" as nominee of the Company to serve as a Class II director;

    (2) FOR the change of the state of the Company's incorporation from Texas to Delaware by merging the Company into a newly organized wholly-owned Delaware subsidiary corporation;

    (3) FOR the ratification of the HORIZON Pharmacies, Inc. 1998 Stock Option Plan; and

    (4) FOR the ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

    It is not anticipated that matters other than those described above and in the Notice of Annual Meeting to which this Proxy Statement is appended will be brought before the Meeting for action, but if any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

    With respect to the tabulation of votes on any matter, abstentions are treated as present or represented and entitled to vote at the Meeting, while non-votes by nominees are treated as not being present or represented and not entitled to vote at the Meeting.

SHAREHOLDER PROPOSALS

    In order for the Company to include a shareholder proposal in the proxy materials for the next annual meeting of shareholders, a shareholder must deliver the proposal to the Secretary of the Company no later than December 30, 1998.

EXPENSES OF SOLICITATION AND REIMBURSEMENT OF NOMINEES

    The expenses of this solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. Solicitations will be made only by the use of the mails, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, facsimile transmission or personal calls. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"), held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

    The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on April 7, 1998. As of April 7, 1998, the Company had 4,515,165 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum of such class at the Meeting. Shareholders have no cumulative voting rights.

    As of the close of business on April 7, 1998, Cede & Co. owned of record, but not beneficially, 2,648,947 shares (58.7%) of Common Stock. Cede & Co., the nominee for the Depository Trust Company, holds securities of record for participating financial institutions such as banks and broker/dealers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock as of April 7, 1998, by each shareholder known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, by each of the Company's executive officers named in the Summary Compensation Table, above, by each of the Company's directors and nominees, and by all of its directors and executive officers as a group.

NAME AND ADDRESS                                                                              PERCENT BENEFICIALLY
OF BENEFICIAL HOLDER                                                       NUMBER OF SHARES         OWNED(1)
-------------------------------------------------------------------------  -----------------  --------------------
Ricky D. McCord(2).......................................................         429,352(3)             9.33%
Charlie K. Herr(2).......................................................         398,647(4)             8.69%
Sy S. Shahid(2)..........................................................         209,748(5)             4.57%
Robert D. Mueller(2).....................................................         120,844(6)             2.64%
Carson A. McDonald(7)....................................................           1,500(8)           *
Philip H. Yielding(9)....................................................           1,500(10)          *
Michael F. Loy(11).......................................................           5,200(12)          *
Directors and executive officers as a group (seven persons)..............       1,166,791(13)           24.19%
*Less than 1%

------------------------

(1) Unless otherwise noted, the Company believes that each person named in the table has sole voting and investment power with respect to all shares beneficially owned by such person. Shares of Common Stock subject to options currently exercisable or exercisable on or before June 6, 1998 ("Currently Exercisable Options") are deemed outstanding for computing the percentage for such person but are not deemed outstanding in computing the percentage of any other person.

(2) Address is c/o HORIZON Pharmacies, Inc., 275 W. Princeton Drive, Princeton, Texas 75407.

(3) Includes 86,742 shares of Common Stock subject to Currently Exercisable Options.

(4) Includes 71,508 shares of Common Stock subject to Currently Exercisable Options.

(5) Includes 79,247 shares of Common Stock subject to Currently Exercisable Options.

(6) Includes 68,187 shares of Common Stock subject to Currently Exercisable Options.

(7) Director nominee; address is c/o Bergen Brunswig Drug Co., 1841 Monetary Lane, Carrollton, Texas 75006.

(8) Includes 1,500 shares of Common Stock subject to Currently Exercisable Options.

(9) Director nominee; address is c/o Wilson and Jones Health Center, 1000 S FM 1417, Sherman, Texas 75092.

(10) Includes 1,500 shares of Common Stock subject to Currently Exercisable Options.

(11) Director nominee; address is 2405 Knollview, Pittsburg, Kansas 66762.

(12) Includes 3,500 shares of Common Stock held of record by Shirley M. Loy, Mr. Loy's wife, for which Mr. Loy is the beneficial owner.

(13) Includes 308,684 shares subject to Currently Exercisable Options.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

    The Board of Directors proposes the election of two Class I directors and one Class II director. The Class I nominees, if elected, will hold office for a term of three years and until the shareholders elect their qualified successors; the Class II nominee, if elected, will hold office for the two years remaining in the three-year term of the directorship which is currently vacant and until the shareholders elect his qualified successor. If any of the nominees become unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the proxy will vote for the election of the person or persons recommended by the Board of Directors.

    The Certificate of Incorporation and Bylaws of the Company provide for the division of the Board of Directors into three classes, each class consisting (as nearly as possible) of one-third of the whole. The term of office of one class of directors expires each year, with each class of directors being elected for a term of three years and until the shareholders elect their qualified successors. The Company's Bylaws provide that the Board of Directors by resolution from time to time may fix the number of directors that shall constitute the whole Board of Directors. The Board of Directors currently has set the number of directors at seven.

NOMINEES

    The following table sets forth the name, principal occupation, age, year in which the individual first became a director, and year in which the director's term will expire (if elected) for each nominee for election as a director at the Annual Meeting of Shareholders.

                                                                                                        IF ELECTED,
NAME AND PRINCIPAL OCCUPATION                                            CLASS      FIRST ELECTED    TERM WILL EXPIRE        AGE
--------------------------------------------------------------------     -----     ---------------  -------------------      ---
Carson A. McDonald, Division Sales Manager..........................           I           1997               2001               37

Philip H. Yeilding, Physician's Assistant...........................           I           1997               2001               38

Michael F. Loy, C.P.A...............................................          II            N/A               1999               47

    CARSON A. MCDONALD has served as a Class I director of the Company since May 1997. From 1980 to the present, Mr. McDonald has been employed by Bergen Brunswig Drug Co. ("Bergen Brunswig") in various capacities, acting as Division Sales Manager since 1993. Bergen Brunswig is currently the Company's primary supplier and a creditor of the Company.

    PHILIP H. YEILDING has served as a director of the Company since May 1997. Mr. Yeilding is a board certified physician's assistant. Mr. Yeilding has served as a physician's assistant and a director of the Wilson and Jones Health Center since January 1995. From August 1991 through December 1994, Mr. Yeilding was employed by the Farmersville Medical Center, from October 1989 to August 1991 he was employed by the Mitchell Family Care Center and from August 1988 to October 1989 he was employed by the McKellar Clinic, serving as a physician's assistant for each center and as director of the Farmersville Medical Center.

    MICHAEL F. LOY is managing partner of Mike Loy & Company, a firm of certified public accountants located in Pittsburg, Kansas, which he has owned since 1973. Since 1994 Mr. Loy has also served as president of Ag Service Centers, L.L.C. Mr. Loy has also been a director and shareholder of Southeast Kansas Bankshares since 1989.

OTHER DIRECTORS

    The following table sets forth the name, principal occupation, year in which the individual first became a director, and the year in which the director's term will expire:

                                                                                                          TERM
NAME AND PRINCIPAL OCCUPATION                                                          FIRST ELECTED     EXPIRES        AGE
------------------------------------------------------------------------------------  ---------------  -----------      ---
Ricky D. McCord, President and Chief Operating Officer(1)...........................          1992           2000           43

Charlie K. Herr, Southern Regional Manager(2).......................................          1992           2000           58

Robert D. Mueller, Western Regional Manager(3)......................................          1995           1999           40

Sy S. Shahid, Executive Vice President and Secretary(4).............................          1992           1999           47

------------------------

(1) Ricky D. McCord has served as Director, President and Chief Operating Officer since the Company's inception. Mr. McCord, who has been a licensed pharmacist in the State of Texas since 1977, was employed by True Quality Pharmacies, Inc., a multi-location, multi-state retail pharmacy, from 1977 through 1993. During such time, Mr. McCord served as pharmacist and store manager from 1977 to 1981, as district manager from 1982 to 1992, and as a director from 1980 through 1990.

(2) Charlie K. Herr has served as Director and Southern Regional Manager since the Company's inception. Mr. Herr has been a practicing pharmacist since 1963, serving as Pharmacist in Charge (PIC) for True Quality Pharmacies, Inc. from July 1969 to the present. Mr. Herr is licensed to practice in Colorado, Kansas, Missouri, New Mexico, Oklahoma, Texas and Virginia.

(3) Robert D. Mueller has served as Director and Western Regional Manager of the Company from August 1995 to the present. Mr. Mueller has been a practicing pharmacist since 1980, and is licensed in New Mexico, Oklahoma and Texas. Mr. Mueller served as Pharmacy Manager of True Quality Pharmacies, Inc. from August 1983 through August 1996, and as Staff Pharmacist from Eastland Memorial Hospital from September 1994 to August 1996.

(4) Sy S. Shahid has served as Director, Executive Vice President and Secretary since the Company's inception. From February 1989 to February 1994, Mr. Shahid served full-time as the Director of Management Information Systems of True Quality Pharmacies, Inc., and thereafter, until October 1996, he served part-time in the same capacity. Mr. Shahid served as Financial Systems Manager for 1st Texas Savings during 1988, and as Financial Systems Manager for Lomas and Nettleton during 1987.

    All executive officers are elected annually by the Board of Directors to serve until the next annual meeting of the Board of Directors and until their respective successors are chosen and qualified.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Company has an Audit Committee and a Compensation Committee.

    AUDIT COMMITTEE. The Audit Committee recommends annually to the Board of Directors an accounting firm to serve as the Company's independent public accountants, consults with the Company's independent auditors and with personnel from the financial staff with respect to corporate accounting, reporting and internal control practices, and reviews and approves transactions with parties affiliated with the Company. The members of the Audit Committee during 1997 were Messrs. McDonald and Yeilding. The Audit Committee met once during fiscal 1997.

    COMPENSATION COMMITTEE. The Compensation Committee approves annual salary, bonus and stock option levels for executive officers, oversees administration of the Company's employment agreements and administers the Company's 401-k Plan. The members of the Compensation Committee during 1997 were Messrs. McDonald and Yeilding. The Compensation Committee met once during fiscal 1997.

    MEETINGS OF THE BOARD OF DIRECTORS. The Board of Directors held seven meetings during fiscal 1997. Each director attended at least 75% of the meetings held by the Board of Directors and by committees of the Board on which he served.

EXECUTIVE COMPENSATION AND OTHER MATTERS

    SUMMARY COMPENSATION TABLE. During 1995 and 1996, no executive officer was paid compensation in excess of $100,000. The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1996 and 1997 of Mr. McCord, the Company's President and Chief Operating Officer, and for the only other compensated executive officers of the Company who received more than $100,000 in annual compensation for the fiscal year ended December 31, 1997:

                                                                                                             LONG-TERM
                                                                                                           COMPENSATION
                                                                                                              AWARDS
                                                                                                           -------------
                                                                               ANNUAL COMPENSATION          SECURITIES
                                                                        ---------------------------------   UNDERLYING
                                                                                                  BONUS       OPTIONS
NAME AND PRINCIPAL POSITION                                               YEAR     SALARY ($)    ($)(1)       (#)(2)
----------------------------------------------------------------------  ---------  -----------  ---------  -------------
Ricky D. McCord.......................................................       1997      94,362      21,000       86,742
Chairman, President and Chief Operating Officer                              1996      64,172      25,334
                                                                             1995      72,736

Sy S. Shahid..........................................................       1997      88,526      19,757       79,247
Executive Vice President and Secretary

David W. Frauhiger(3).................................................       1997      85,428      18,767       56,102
Chief Financial Officer and Treasurer

------------------------

(1) None of the named executive officers received any perquisites or other personal benefits in fiscal 1995, fiscal 1996 or fiscal 1997 that in the aggregate exceeded the lesser of $50,000 or 10% of such named executive officer's salary and bonus for such year.

(2) Adjusted for the 3-for-2 split (the "Stock Split") of the Common Stock having a record date of November 21, 1997.

(3) Mr. Frauhiger resigned as an officer and director of the Company effective January 14, 1998. In connection with his resignation, Mr. Frauhiger received $31,264.79 paid as severance pursuant to the terms of his Employment Agreement with the Company.

    STOCK OPTION TABLE. The following table provides information regarding options granted during fiscal 1997 to the named executive officers:

                                                      NUMBER OF
                                                     SECURITIES        % OF TOTAL OPTIONS    EXERCISE OR
                                                 UNDERLYING OPTIONS   GRANTED TO EMPLOYEES   BASE PRICE    EXPIRATION
NAME                                              GRANTED (#)(1)(2)      IN FISCAL YEAR       ($/SH)(2)       DATE
-----------------------------------------------  -------------------  --------------------  -------------  -----------
David W. Frauhiger(3)..........................          56,102                 15.2%         $    4.00       7/14/07

Charlie K. Herr................................          71,508                 19.4%              4.00       7/14/07

Ricky D. McCord................................          86,742                 23.5%              4.00       7/14/07

Robert D. Mueller..............................          68,187                 18.5%              4.00       7/14/07

Sy S. Shahid...................................          79,247                 21.5%              4.00       7/14/07

------------------------

(1) All options were granted on July 14, 1997 and were exercisable as of October 6, 1997. The HORIZON Pharmacies, Inc. 1997 Stock Option Plan (the "1997 Plan") allows for the payment of the exercise price of an option with shares of Common Stock, upon the approval of the Company's Compensation Committee. In addition, the 1997 Plan permits an optionee under certain circumstances to cause the Company to withhold shares issued upon the exercise of an option granted under that plan in payment of the taxes due upon the exercise of such option.

(2) Adjusted for the Stock Split.

(3) Mr. Frauhiger resigned as a officer and director of the Company effective January 14, 1998.

    OPTION EXERCISES AND YEAR END VALUE TABLE. The following table shows information concerning the number and estimated value of unexercised options held by the named executive officers at December 31, 1997. No options were exercised by such persons during fiscal 1997:

                                    NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                          UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS AT FISCAL
                                        AT FISCAL YEAR-END(#)(1)              YEAR-END ($)(2)
                                    --------------------------------  --------------------------------
NAME                                EXERCISABLE    UNEXERCISEABLE     EXERCISABLE    UNEXERCISEABLE
----------------------------------  -----------  -------------------  -----------  -------------------
David W. Frauhiger................      56,102           -0-           $ 371,676           -0-

Charlie K. Herr...................      71,508           -0-             473,741           -0-

Ricky D. McCord...................      86,742           -0-             574,666           -0-

Robert D. Mueller.................      68,187           -0-             451,739           -0-

Sy S. Shahid......................      79,247           -0-             525,011           -0-

------------------------

(1) Adjusted for the Stock Split.

(2) Based on the difference between $10.625, the closing price of the Common Stock on the American Stock Exchange on December 31, 1997, and the exercise price of $4.00 per share (adjusted for the Stock Split).

EMPLOYMENT AGREEMENTS

    The Company is a party to employment agreements with each of Messrs. McCord, Shahid, Herr and Mueller (each an "Employee" and collectively, the "Employees"). Each of these agreements has a term extending through June 1, 2000, and automatically renews for additional three year terms unless terminated by either the Company or the Employee. Each of the agreements may be terminated without cause by the Company upon 90 days written notice. Under the respective agreements Mr. McCord will receive an annual salary of $120,000 and an annual bonus of $24,000; Mr. Shahid will receive an annual salary of $112,568 and an annual bonus of $22,514; and Messrs. Herr and Mueller will each receive an annual salary of $97,518 and an annual bonus of $19,503. For a period of two years following the termination of an Employee, the Employee is prohibited from engaging in or assisting in any business which is identical, competitive with or comparable to, the Company's business within any area in which the Employee rendered services to the Company. Each agreement contains a provision prohibiting the Employee subsequent to termination of employment from disclosing to third parties proprietary information relating to the Company. A state court charged with enforcing any of the referenced agreements may determine that such non-competition provisions are not enforceable in whole or in part.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company are paid $1,000 for each regularly scheduled Board of Directors meeting attended and $250 for each special Board of Directors meeting attended.

CHANGES IN CONTROL

    The Company knows of no arrangements (including any pledge by any person of securities of the Company), the operation of which would result at a subsequent date in a change in control of the Company.

CERTAIN TRANSACTIONS

    Carson A. McDonald, a Class I director of the Company during 1997, is an employee of Bergen Brunswig, the Company's primary supplier and the maker of loans to the Company during such period of approximately $1.15 million. The Company repaid such loans in full in July 1997 with proceeds of the Company's initial public offering.

    Prior to its initial public offering, the Company declared a dividend of $300,000, which was paid in cash to the Company's shareholders at July 11, 1997, including Messrs. Frauhiger, Herr, McCord, Mueller and Shahid, out of the proceeds of the Company's initial public offering.

    The Company has adopted a policy that all transactions between the Company and related parties are subject to approval by a majority of all disinterested directors and must be on terms no less favorable than those that could be obtained from unrelated third parties.

SECTION 16 COMPLIANCE

    The initial Form 3's of Messrs. Herr, Frauhiger, McCord, Mueller and Shahid, which disclosed the number of shares of Common Stock held by each such person on the effective date of the Company's Registration Statement on Form SB-2 (File No. 333-25257) and which were due July 11, 1997, were filed July 16, 1997. No other report required by Section 16(a) of the Exchange Act was filed late by any officer, director or beneficial owner of more than 10% of the Common Stock, nor has there been any other known failure to file a required form.

                                  PROPOSAL TWO
                  RATIFICATION OF THE HORIZON PHARMACIES, INC.
                             1998 STOCK OPTION PLAN

GENERAL

    On February 2, 1998, the Company's Board of Directors unanimously adopted and recommended for shareholder approval the HORIZON Pharmacies, Inc. 1998 Stock Option Plan (the "1998 Plan"). The Board of Directors has approved the reservation of 450,000 shares of Common Stock (the "Option Shares") for issuance upon exercise of options under the 1998 Plan. The description below of the principal terms of the 1998 Plan is a summary, does not purport to be complete, and is qualified in its entirety by the full text of the 1998 Plan, a copy of which is included as Appendix A to this Proxy Statement.

PURPOSE OF THE 1998 PLAN

    The Board of Directors adopted the 1998 Plan to enable the Company to attract and retain the services of employees and employee directors and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by increasing their personal stake in the Company.

ADMINISTRATION

    A committee consisting of not less than two directors of the Company appointed by the Board of Directors will administer the 1998 Plan, and the Board of Directors has appointed the Compensation Committee to do so. During 1997, the Compensation Committee comprised Carson A. McDonald and Philip H. Yeilding. The Committee will have sole and final authority to interpret the provisions of the 1998 Plan and the terms of any option issued under them and to promulgate and interpret the rules and regulations relating to the 1998 Plan and options which it deems necessary or desirable. Members of the Compensation Committee will not receive any additional compensation for their services in connection with their administration of the 1998 Plan.

ELIGIBILITY AND PARTICIPATION

    The 1998 Plan provides for the granting of options to employees and employee directors of the Company who, in the opinion of the Compensation Committee, have a capacity for contributing in a substantial measure to the success of the Company. Employees who own more than 10% of the issued and outstanding shares of Common Stock are ineligible to receive incentive stock options. As of March 24, 1998, there were approximately 300 employees and five employee directors eligible to participate in the 1998 Plan.

TERMS AND CONDITIONS OF OPTIONS

    An option agreement in the form adopted by the Compensation Committee, will evidence each option granted under the 1998 Plan, which will set forth the terms and conditions governing the option, including the number of shares of Common Stock to which it relates, the price at which the participant may purchase the underlying shares of Common Stock, when the participant may exercise the option, and when the option expires. The Company does not receive any consideration for the granting of options, other than the satisfaction of eligibility requirements for participation in the plan and vesting requirements for the exercise of options granted thereunder.

    NUMBER OF SHARES. The Compensation Committee determines the number of shares covered by each option granted under the 1998 Plan.

    EXERCISE OF OPTIONS. A participant in the 1998 Plan may exercise an option by delivery to the Company of a written notice signed by the participant, which specifies the number of shares of Common Stock as to which the participant is exercising the option and the date of the proposed exercise. A participant may pay for the shares of Common Stock being purchased in cash (by certified check or bank cashier's check), in shares of Common Stock owned by the participant and valued at their fair market value on the date of exercise, or in a combination of cash and shares of Common Stock.

    Participants may not exercise any options unless the Company has registered the shares of Common Stock underlying the options under the Securities Act of 1933 (the "Securities Act"), and any applicable state securities laws or unless, in the opinion of counsel to the Company, the exercise qualifies for an exemption from registration. Prior to a change in control of the Company, as defined under "Vesting and Termination of the Options" below, the Company will not have any obligation to register the shares of Common Stock underlying the options or to comply with an appropriate exemption from registration in order to permit the exercise of an option. If the Company chooses to comply with an exemption from registration, the shares of Common Stock issued under the 1998 Plan, at the direction of the Compensation Committee, may bear an appropriate restrictive legend. In the event of a change in control of the Company, as defined below, the Company will have the obligation to register the shares of Common Stock underlying the options or to comply with an appropriate exemption from registration.

    The holder of an option under the 1998 Plan will not have any rights with respect to the shares of Common Stock underlying the option until exercised in the manner provided by the 1998 Plan and the Company actually issues the shares of Common Stock to the participant. Accordingly, the Company will not make any adjustment for dividends or other rights for which the record date precedes the date of issuance of shares of Common Stock under the option. However, the Company will adjust the number of shares of Common Stock underlying an option under certain other circumstances. See "Adjustments Upon Changes in Capitalization" below.

    EXERCISE PRICE OF OPTIONS. The exercise price of the options under the 1998 Plan will equal the fair market value of the Company's Common Stock on the date of the grant of the options. "Fair market value" is the highest closing sales price for the Company's Common Stock for a given day reported on the American Stock Exchange; or if not reported thereon, the average of the bid and asked prices as reported on the National Association of Securities Dealers Automated Quotation System on such day. On April 7, 1998, the highest closing sales price for the Company's Common Stock was $10.25 per share.

    VESTING AND TERMINATION OF THE OPTIONS. Options granted under the 1998 Plan are subject to vesting as determined by the Compensation Committee. The options granted under the 1998 Plan become fully exercisable upon a retirement, disability or death and upon a change in control of the Company. A change in control of the Company takes place for the purposes of the 1998 Plan if any one or more of the following events occur:

    (1) Any person acquires direct or indirect beneficial ownership of 25% or more of the combined voting power of the Company's then outstanding securities.

    (2) Any person acquires direct or indirect beneficial ownership of 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period beginning at that time, persons who at the beginning of the period made up the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

    (3) The Company's shareholders approve an agreement to merge or consolidate the Company with another corporation, and during the period beginning six months before the approval and ending two years after the approval, persons who at the beginning of the period made up the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

    (4) During any two-year period, persons who at the date on which the period begins made up a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

    An option granted under the 1998 Plan will expire ten (10) years after the date of its grant, unless terminated earlier as described above.

    NON-TRANSFERABILITY OF THE OPTIONS. The holder of an option granted under the 1998 Plan will not have the right to transfer the option, except by will or the laws of descent and distribution. Only the holder of an option may exercise the option during his lifetime.

    OTHER PROVISIONS. Nothing in the 1998 Plan will confer upon any participant any right with regard to the employment of a participant or the continuation of the tenure of a director, or interfere in any way with the right of the Company's shareholders or the Board of Directors, at any time, to terminate the employment of a participant, the tenure of a director, or to fail to elect a director to the Board of Directors.

OPTIONS GRANTED

    The following table sets forth information concerning options granted under the 1998 Plan, subject to the approval of the Company's shareholders, to the Company's Chief Operating Officer, all executive officers as a group, all directors (who are not executive officers) as a group, each other person who will receive more than 5% of the amount of options granted under the 1998 Plan, and all employees, including all officers who are not executive officers, as a group:

NAME AND POSITION                                                                      AMOUNT(1)   EXERCISE PRICE(2)
------------------------------------------------------------------------------------  -----------  -----------------
Chief Executive Officer:
  Ricky D. McCord                                                                         67,500       $    8.25
Executive Group                                                                          245,000            8.25
Non-Executive Directors Group                                                                -0-
Each other person who received more than 5% of the amount of options granted under the 1998 Plan:
  John N. Stogner, Chief Financial Officer                                                30,000            8.25
Non-Executive Officer Employee Group                                                     118,350            8.25

------------------------

(1) All outstanding options expire on February 2, 2008, subject to earlier termination under the terms of the 1998 Plan.

(2) The exercise price was determined based on the fair market value of the Company's Common Stock on the date of the grant of the options.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    If the Company subdivides or combines its Common Stock, whether by reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the number of shares of Common Stock authorized under the 1998 Plan, the number of shares of Common Stock then subject or relating to unexercised options granted under the 1998 Plan, and the exercise price per share will adjust proportionately. In the event of any capital reorganization or reclassification of the Company's Common Stock other than as described above, the Compensation Committee may make an appropriate adjustment in the number and class of shares of capital stock authorized under the 1998 Plan and the number of shares of Common Stock then subject or relating to unexercised options granted under the 1998 Plan.

AMENDMENT OR TERMINATION

    The Board of Directors or the Compensation Committee, at any time and from time to time, may suspend, discontinue, modify or amend the 1998 Plan in any respect. However, neither the Board of Directors nor the Compensation Committee may suspend, discontinue, modify or amend the 1998 Plan to affect adversely the rights of a participant with regard to any grants previously made, without the participant's approval, and neither the Board of Directors nor the Compensation Committee may amend the provisions relating to eligibility, number or exercise price of the options, duration of the options, or conditions relating to the exercise of the options more than once every six months, other than to comply with changes in Federal tax laws. No amendment or modification which: (i) materially increases the benefits accruing to the participant; (ii) increases the number of shares of Common Stock authorized by the 1998 Plan (except as set forth under "Adjustments Upon Changes in Capitalization" above); or (iii) modifies the requirements as to eligibility for participation under the 1998 Plan, will become effective without shareholder approval. The 1998 Plan will continue in effect for 10 years after the original date of its adoption.

FEDERAL TAX ASPECTS

    INCENTIVE STOCK OPTIONS. An Incentive Stock Option results in no taxable income to the Participant or deduction to the Company at the time it is granted or exercised, provided that the Participant is continuously employed by the Company or a subsidiary or parent of the Company during the period beginning on the date the option was granted and ending on a date three months before the date of exercise of the option (in the case of an employee who is permanently disabled, the three-month period is extended to one year), and provided further that no disposition is made by the Participant of the Option Shares within the two-year period commencing on the day after the date of granting of the option to the Participant nor within the one-year period commencing on the day after the transfer of the Option Shares to the Participant (such periods taken together are hereinafter referred to as the "ISO Holding Period"). Except as described below under the caption "Election to Exercise Incentive Stock Option or Nonqualified Stock Option with Shares of the Company's Common Stock," these tax consequences should also apply to exercise of an Incentive Stock Option with shares of the Company's Common Stock.

    Upon disposition of the Option Shares after the expiration of the ISO Holding Period, the participant's basis for determining taxable gain or loss will be the Option exercise price. Any amount realized in excess of such basis will be taxed to the Participant as mid-term or long-term capital gain and any loss sustained will be a long-term capital loss. See the discussion below under the caption "Capital Gains." Neither the Company nor any subsidiary of the Company will be entitled to any deduction on account of a disposition of the Option Shares after the ISO Holding Period.

    Except in the event of the death of a participant or transfers by an insolvent participant in connection with certain bankruptcy proceedings, and except as discussed under the caption "Possible Impact of Section 16(b)," if the Option Shares are disposed of before the expiration of the ISO Holding Period (a "Disqualifying Disposition"), under the general rule the participant will be considered to have realized taxable compensation in the year of the Disqualifying Disposition equal to the excess of the fair market value of the Option Shares on the date of exercise of the Incentive Stock Option over the option exercise price. Any additional gain recognized on a Disqualifying Disposition will normally constitute capital gain. If the amount realized upon such a Disqualifying Disposition is less than the fair market value of the Option Shares on the date of exercise (and if the disposition is a sale or exchange with respect to which a loss, if sustained, would be recognized to the participant), the amount of compensation income will be limited to the excess (if any) of the amount realized over the participant's adjusted basis in the Option Shares (and no capital gain or loss will result). If the Option Shares are disposed of before the expiration of the ISO Holding Period, subject to the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), a deduction for Federal income tax purposes will be allowable to the Company or a subsidiary in the year of the Disqualifying Disposition in an amount equal to the compensation recognized by the participant.

    NONQUALIFIED OPTIONS. Under current Income Tax Regulations, the fair market value of a Nonqualified Option at the time it is granted is ordinarily not considered to be "readily ascertainable" and, consequently, the grant of a Nonqualified Option will ordinarily not result in taxable income to the participant nor a deduction to the Company or a subsidiary at the time it is granted. The participant will recognize taxable compensation at the time the participant exercises a Nonqualified Option in the amount of the excess of the then fair market value of the Option Shares acquired over the option exercise price.

    Subject to the applicable provisions of the Code and assuming Internal Revenue Service reporting requirements are satisfied, a deduction for Federal income tax purposes will be allowable to the Company or a subsidiary in the same year as, and in an amount equal to, the taxable compensation recognized by the participant.

    If the participant disposes of the Option Shares acquired by exercise of a Nonqualified Option, the participant's basis for determining taxable gain or loss will be the sum of the Option exercise price considered paid for the Option Shares plus any related compensation income recognized by the participant, and such gain or loss normally will be long-term or short-term capital gain or loss depending on how long the participant has held the shares.

    CAPITAL GAINS. Under current Federal income tax law, net capital gain (defined as total long-term capital gains reduced by long-term capital losses and by the excess of short-term capital losses over short-term capital gains) will be taxed as follows:

    (i) if the asset was held 12 months or less, the capital gain is treated as short-term capital gain and taxed as ordinary income;

    (ii) if the asset was held more than 18 months, the capital gain is treated as long-term capital gain and taxed at the new maximum rate of 20%;

   (iii) if the asset was held more than 12 months but not more than 18 months, the gain is taxed at the former maximum long-term capital gain rate of 28%.

    Net capital losses may be deducted against ordinary income only to a limited extent.

    ELECTION TO EXERCISE INCENTIVE STOCK OPTION OR NONQUALIFIED STOCK OPTION WITH SHARES OF THE COMPANY'S COMMON STOCK. A participant may, upon exercise of an Incentive Stock Option or Nonqualified Stock Option, pay the required purchase price in cash (or by check) or by exchanging shares of the Company's Common Stock previously acquired by the participant having an aggregate fair market value on the date of delivery equal to the portion of the required purchase price which is not paid in cash.

    Under a revenue ruling issued by the Internal Revenue Service in 1980, if a participant exchanges shares of the employer's common stock that were obtained pursuant to the exercise of an incentive stock option in order to pay the purchase price for exercise of a non-qualified option, the outstanding shares exchanged upon such exercise are not considered to be disposed of for purposes of the statutory holding period requirement applicable to qualified stock options and no gain or loss will be recognized to the participant with respect to such exchange. Under this ruling, the participant's basis in the outstanding shares will also be the participant's basis for the number of new shares received upon the exercise that is equal to such number of outstanding shares surrendered, and the participant's basis in the additional number of shares that the participant receives will be an amount equal to any taxable compensation recognized with respect to the receipt of such additional number of new shares upon exercise of the option, increased by the amount of any cash paid for the new shares. With respect to such additional number of new shares, the participant will recognize compensation income equal to the fair market value of such shares determined as of the exercise date. Except as discussed below, the 1980 ruling should also be applicable to the exercise of an Incentive Stock Option or a Nonqualified Stock Option under the 1998 Plan using previously acquired shares of the Company's Common Stock (whether or not the outstanding shares were originally acquired pursuant to the exercise of an option).

    An exercise of an Incentive Stock Option by payment of shares that were obtained pursuant to certain statutory stock options (including an Incentive Stock Option) would be treated as a taxable disposition of the outstanding shares if the transaction is a Disqualifying Disposition (i.e., the holding period requirement applicable to the outstanding shares has not been satisfied). This treatment could produce both taxable compensation in respect of the Disqualifying Disposition of the outstanding shares (as described above) and capital gain with respect to any further appreciation in the value of shares between the date of exercise of the earlier statutory stock option and the date of exercise of the subject Incentive Stock Option. If the ISO Holding Period or other applicable holding period for the outstanding shares has been satisfied at the time such outstanding shares are used to exercise an Incentive Stock Option, then no income, gain or loss should be recognized with respect to such disposition of the outstanding shares. Treasury Regulations that were proposed in 1984 take a position that is generally the same as the 1980 revenue ruling described above with respect to the participant's basis in new shares acquired as a result of an exercise of an Incentive Stock Option where payment of the purchase price is made by the surrender of previously owned shares, except that any subsequent Disqualifying Disposition of any of the shares will be treated as a disposition of shares having the lowest basis (without regard to whether the shares so disposed of are otherwise identifiable as the new shares or the outstanding shares).

    POSSIBLE IMPACT OF SECTION 16(B). In the case of a participant who is subject to Section 16(b) of the Exchange Act and who has a Disqualifying Disposition of an Incentive Stock Option or who exercises any Nonqualified Option, the discussion above assumes that (i) the option exercise does not occur within six months of the date of grant; and (ii) the fair market value of the shares received upon exercise exceeds the exercise price of the option. If either of these conditions will not necessarily be satisfied, special rules may apply in connection with the amendments adopted by the Commission to its "insider trading" rules under Section 16 of the Exchange Act and such participant should consult the participant's tax advisor.

    EMPLOYMENT TAXES. Where an employee is deemed to have compensation income resulting from the exercise of a Nonqualified Option, income taxes (and Social Security or other employment taxes) will be withheld, where applicable, as though cash compensation had been paid. For this purpose, an employee may be required to advance such employment taxes where payroll withholding is not possible. The participant may also satisfy, in whole or in part, any withholding tax obligations by electing to have the Company withhold, from the exercise, shares of Common Stock having a fair market value equal to the amount of the withholding tax.

    The Internal Revenue Service has issued a notice indicating that withholding is not required with respect to a Disqualifying Disposition of shares that were received by the exercise of an Incentive Stock Option.

ANTI-TAKEOVER EFFECT

    The provisions of the 1998 Plan which make the participants' options immediately exercisable upon a change in control of the Company may have an anti-takeover effect and may constitute a factor in delaying, deferring or preventing a tender offer or takeover attempt that a shareholder otherwise might consider in the shareholder's best interest, including attempts that might result in a premium over the market price for the shares of Common Stock held by the shareholder. Management of the Company believes, however, that the benefits of the 1998 Plan as described under "Purpose of the 1998 Plan" above, more than outweigh the anti-takeover effect, if any, of the 1998 Plan.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, present and voting at the Meeting in person or by proxy, is required to approve the 1998 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 1998 PLAN, AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED "FOR" THE PROPOSAL.

                                 PROPOSAL THREE

REINCORPORATION OF THE COMPANY IN DELAWARE
  SUMMARY DESCRIPTION OF THE PROPOSAL

    GENERAL. The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Texas to Delaware (the "Reincorporation") subject to approval by the shareholders. The proposal was adopted by a unanimous vote of the directors on February 2, 1998. The Reincorporation will be effected by merging the Company into a newly organized, wholly-owned Delaware subsidiary that will be the surviving corporation ("HORIZON-Delaware"). HORIZON-Delaware currently has no operations.

    The Reincorporation will not result in any material change in the name, business, assets or financial position of the Company or in the persons who constitute the Board of Directors or management. Upon the effective date of the merger (the "Effective Date"): (i) the legal existence of the Company as a separate corporation will cease; (ii) HORIZON-Delaware, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company; and (iii) each outstanding share of the Company's Common Stock will automatically be converted into one share of Common Stock, $.01 par value, of HORIZON-Delaware (the "HORIZON-Delaware Common Stock"), except for those shares with respect to which the holders thereof duly exercise their dissenters' rights under Texas law. See "--Rights of Dissenting Shareholders" below. Outstanding options to purchase the Company's Common Stock will automatically be converted into options to purchase HORIZON-Delaware Common Stock. The terms of the Reincorporation are more particularly described in the Agreement and Plan of Merger (the "Plan of Merger") attached to this Proxy Statement as Appendix B and all references to the Reincorporation are qualified by and subject to the more complete information set forth therein.

    Following the Effective Date, certificates representing shares of the Company's Common Stock will be deemed to represent an equal number of shares of HORIZON-Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE HOLDERS OF THE COMPANY'S COMMON STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING HORIZON-DELAWARE COMMON STOCK. The Common Stock of the Company will continue to be traded on the American Stock Exchange which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

    The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Texas, which filings are expected to be made as soon as practicable following shareholder approval. Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Board of Directors of the Company and HORIZON-Delaware any time prior to the Effective Date (whether before or after shareholder approval). In addition, the Board of Directors of the Company may amend the Plan of Merger at any time prior to the Effective Date, provided that any amendment made subsequent to shareholder approval may not alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Company, alter or change any term of the Certificate of Incorporation of HORIZON-Delaware or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of the Company's Common Stock.

    After the Effective Date, the Certificate of Incorporation of HORIZON-Delaware, the form of which is attached to this Proxy Statement as Appendix C (the "Certificate of Incorporation"), and Bylaws of HORIZON-Delaware will govern the surviving corporation. Certain changes in the rights of the shareholders of the Company will result under Delaware law and the new Certificate of Incorporation and Bylaws. See "--Certain Changes in the Rights of Shareholders."

    SECURITIES ACT CONSEQUENCES. After the Reincorporation, HORIZON-Delaware will be a publicly held company, HORIZON-Delaware's Common Stock is expected to be quoted on the American Stock Exchange, and HORIZON-Delaware will have the same periodic reporting obligations and make the same information available to its shareholders as the Company has in the past. The shares of HORIZON-Delaware to be issued in exchange for shares of the Company are not being registered under the Securities Act in reliance upon an exemption with respect to a merger which has as its sole purpose a change in the domicile of the corporation. Shareholders whose stock in the Company is freely tradable before the Reincorporation will own freely tradable shares of HORIZON-Delaware. Shareholders holding restricted securities of HORIZON-Delaware will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, the shareholders will be deemed to have acquired their shares in HORIZON-Delaware on the date they acquired their shares in the Company. In summary, HORIZON-Delaware and its stockholders will be in the same respective position under the Federal securities laws after the Reincorporation as were the Company and its shareholders prior to the Reincorporation.

    FEDERAL INCOME TAX CONSEQUENCES. Based on the advice of counsel, the Company believes that for Federal income tax purposes no gain or loss will be recognized by the Company, HORIZON-Delaware or the shareholders of the Company who receive HORIZON-Delaware Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of HORIZON-Delaware Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the adjusted tax basis of the Company Common Stock converted into such HORIZON-Delaware Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the HORIZON-Delaware Common Stock which he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such HORIZON-Delaware Common Stock.

    The receipt of cash, pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company's Common Stock will be a taxable transaction for Federal income tax purposes to shareholders receiving such cash. A dissenting shareholder who owns no shares of HORIZON-Delaware Common Stock after the consummation of the Reincorporation (either directly or constructively pursuant to certain rules of constructive ownership under the Code) will recognize gain or loss measured by the difference between the cash so received and such shareholder's adjusted tax basis in the shares of the Company's Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company's Common Stock are capital assets in the hands of such shareholder, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year.

    State, local or foreign income tax consequences to shareholders may vary from the Federal income tax consequences described above, and shareholders are urged to consult their own tax advisor as to the consequences to them of the Reincorporation under all applicable tax laws.

    VOTE REQUIRED FOR REINCORPORATION. Approval of the Reincorporation, including the Plan of Merger, will require the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of the Company's Common Stock.

    THE BOARD OF DIRECTORS BELIEVES THAT THE REINCORPORATION IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR ITS APPROVAL.

EFFECT ON CURRENT MARKET VALUE OF COMPANY'S COMMON STOCK

    The Company does not know of any reason why implementation of the Reincorporation and the conversion of shares of Common Stock of the Company into shares of Common Stock of HORIZON-Delaware would cause the market value of the Common Stock of HORIZON-Delaware following the Reincorporation to be different from the present market value of the outstanding shares of the Common Stock of the Company.

PRINCIPAL REASONS FOR AND EFFECTS OF THE REINCORPORATION

    The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of such complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the General Corporation Law of Delaware will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see "--Certain Changes in the Rights of Shareholders" below.

    As a Delaware corporation, the Company would qualify for the provisions of
Section 203 of the Delaware General Corporation Law (the "Delaware Business Combinations Statute"), which regulates certain business combinations between a corporation and an "interested stockholder" thereof. While the Reincorporation proposal is not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's shares or to obtain control of the Company, the Board believes that the provisions of the Delaware Business Combinations Statute will enhance the Board's ability to assure more equitable treatment of the Company's stockholders in the event of a possible takeover attempt. For a description of the Delaware Business Combinations Statute, see "--The Delaware Business Combinations Statute" below. Texas currently has no statute that is comparable to the Delaware Business Combinations Statute.

THE DELAWARE BUSINESS COMBINATIONS STATUTE

    The Delaware Business Combinations Statute prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company, and certain transactions that would increase the interested stockholder's proportionate share of ownership in a company or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock, unless: (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by such company's board of directors prior to the date the interested stockholder becomes an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of such company in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting.

    If the Reincorporation is consummated, the Delaware Business Combinations Statute will apply to HORIZON-Delaware. The effect of the application of the Delaware Business Combinations Statute would be to reduce the likelihood of situations in which HORIZON-Delaware may be forced to accept a proposal for the takeover of HORIZON-Delaware without ample time to evaluate the proposal and appropriate alternatives and to encourage anyone contemplating a transaction with HORIZON-Delaware to negotiate directly with HORIZON-Delaware on a fair and equitable basis. The application of the Delaware Business Combinations Statute could make more difficult or discourage a tender offer for HORIZON-Delaware's Common Stock or the completion of a "second step" merger by a holder of a substantial block of HORIZON-Delaware's Common Stock, irrespective of whether such action might be perceived by stockholders holding a majority of HORIZON-Delaware's Common Stock to be beneficial to HORIZON-Delaware and its stockholders. In effect, stockholders owning 15% of HORIZON-Delaware's Common Stock (or in certain cases an even smaller percentage) might be able to block certain transactions, which is a smaller percentage than is currently the case.

    The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board of Directors or by stockholders owning 15% of HORIZON-Delaware's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of HORIZON-Delaware's Common Stock. To the extent that the Board of Directors' disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board of Directors and current management may be strengthened, thereby assisting those persons in retaining their positions.

    However, the Board of Directors believes on balance that becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interests of the Company and its shareholders. In recent years there have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the board of directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its stockholders. The protections afforded by the Delaware Business Combinations Statute will increase the likelihood that anyone contemplating a transaction with HORIZON-Delaware would negotiate directly with HORIZON-Delaware in advance. The Board of Directors believes that it is in a better position than the individual stockholders of the HORIZON-Delaware to negotiate effectively for an adequate price for all the stockholders, since the Board of Directors is likely to be more knowledgeable than any individual stockholder in assessing the business and prospects of HORIZON-Delaware.

    The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Business Combinations Statute described above and has concluded that the adverse effects are substantially outweighed by the increased protection which the statute will afford the Company and its stockholders.

CERTAIN CHANGES IN THE RIGHTS OF SHAREHOLDERS

    After the Reincorporation, the shareholders of the Company, a Texas corporation, will become stockholders of HORIZON-Delaware, a Delaware corporation. Some of the differences between the Texas and Delaware corporation laws, as well as differences between the charter and bylaws of the Company and those of HORIZON-Delaware are set forth below. This description of differences is a summary only and does not purport to be a complete description of all differences.

    RIGHT OF SHAREHOLDERS TO VOTE ON CERTAIN MERGERS. Under Texas law, shareholders have the right to vote on all mergers to which the corporation is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation, for which a shareholder vote also is not required under Delaware law). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provide otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. Unless the articles of incorporation provide otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if: (i) the corporation is the sole surviving corporation in the merger;
(ii) there is no amendment to the corporation's articles of incorporation; (iii) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and (vi) the board of directors of the corporation adopts a resolution approving the plan of merger. Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where; (x) the agreement of merger does not amend in any respect the certificate of incorporation of such corporation; (y) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (z) either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. The Company's current Articles of Incorporation and the HORIZON-Delaware Certificate of Incorporation do not alter the statutory rules described above.

    SALES, LEASES, EXCHANGES OR OTHER DISPOSITIONS. The sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture, unless otherwise provided in the articles of incorporation) of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation. Under Texas law, the transfer of substantially all of a corporation's assets to wholly-owned subsidiaries in such a manner that the corporation continues to indirectly engage in its business is deemed to be in the usual and regular course of its business. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. HORIZON-Delaware's Certificate of Incorporation does not so provide.

    APPRAISAL RIGHTS. Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, and as set forth hereunder, shareholders of Texas corporations have appraisal rights in the event of a merger, consolidation, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the shares held by the shareholder are part of a class of shares of which are listed, or authorized for listing upon official notice of issuance, on a national securities exchange, or are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange; and (ii) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration other than (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are: (x) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, or (y) held of record by not less than 2,000 holders; and
(b) cash in lieu of fractional shares otherwise entitled to be received. The appraisal rights of a shareholder of a Texas corporation are summarized herein under "Rights of Dissenting Shareholders" below. Shareholders of a Delaware corporation have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or such stock is held of record by more than 2,000 shareholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if: (i) the agreement of merger does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and (iii) the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger. Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would have appraisal rights nevertheless if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than: (i) shares of stock
(a) of the surviving corporation; (b) of any other corporation whose shares will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (c) held of record by more than 2,000 stockholders; (ii) cash in lieu of fractional shares; or (iii) a combination of such shares and cash. Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers. Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation. HORIZON-Delaware currently has no such provisions in its Certificate of Incorporation.

    SHAREHOLDER CONSENT TO ACTION WITHOUT A MEETING. Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote thereon. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of shares which, under the corporation's articles of incorporation, would be required to take the action which is the subject of the consent at a meeting at which the holders of the shares entitled to vote thereon were present and voted. The Company's Articles of Incorporation do not address the use of written consents in lieu of a meeting with respect to any action subject to shareholder approval. As a result, the taking of any such action without a meeting requires the unanimous written consent of all of the Company's shareholders entitled to vote thereon. Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. HORIZON-Delaware's Certificate of Incorporation achieves the same result under Delaware law as the Company's Articles of Incorporation achieve under Texas law by providing that stockholders cannot, by less than unanimous written consent, take action without a meeting of stockholders.

    PROCEDURES FOR FILLING VACANT DIRECTORSHIPS. Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. The Certificate of Incorporation and Bylaws of HORIZON-Delaware do not provide otherwise.

    RIGHT TO CALL MEETINGS. Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation provide for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the articles of incorporation, but in no event may the articles of incorporation provide for a number of shares greater than 50% that would be required to call a special meeting. The Company's Articles of Incorporation do not alter the statutory rule described herein. Delaware law provides that special meetings of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws. The Certificate of Incorporation and Bylaws of HORIZON-Delaware do not provide for the call for a special stockholders meeting by anyone other than the Board of Directors.

    CHARTER AMENDMENTS. Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation. The Articles of Incorporation of the Company do not provide for such different amount for approval of an amendment to its Articles of Incorporation. Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. The Certificate of Incorporation of HORIZON-Delaware does not provide for any such greater number.

    BYLAW AMENDMENTS. Under Texas law, the Board of Directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserve this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw. The Company's Articles of Incorporation do not restrict the ability of the Board of Directors to amend, repeal or adopt bylaws, and the Company's shareholders have not to date amended, repealed or adopted a particular bylaw restricting the ability of the Board of Directors to amend or repeal such bylaw. Similarly, under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the stockholders of the corporation and the corporation's Board of Directors, if the corporation's Certificate of Incorporation so provides. HORIZON-Delaware's Certificate of Incorporation provides that its Bylaws may be amended, repealed or adopted by the Board of Directors. Under Delaware law, the power to amend, repeal or adopt the bylaws so conferred upon the Board of Directors of HORIZON-Delaware will not divest its stockholders of the power, or limit their power, to amend, repeal or adopt such bylaws.

    CLASS VOTING. Under Texas law, class voting is required in connection with certain amendments of a corporation's articles of incorporation, a merger or consolidation requiring shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's articles of incorporation, would require class voting or certain sales of all or substantially all of the assets of a corporation. In contrast, under Delaware law class voting is not required in connection with such matters, except in the case of an amendment of a corporation's certificate of incorporation which adversely affects a class of shares.

    REMOVAL OF DIRECTORS. A Texas corporation may provide for the removal of a director with or without cause in its articles of incorporation or bylaws. The Company's Bylaws currently provide that directors may be removed, with or without cause, by the vote of a majority of the shares entitled to vote thereon. Under Delaware law, a majority of stockholders may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e. elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise; and (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part. The Certificate of Incorporation of HORIZON-Delaware specifically prohibits cumulative voting. The Bylaws of HORIZON-Delaware provide that at any meeting of stockholders called expressly for the purpose of removing a director or directors, any director may be removed, with or without cause; provided that whenever any director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Certificate of Incorporation, such director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. The Certificate of Incorporation of HORIZON-Delaware does not presently provide for the election of any directors by the holders of any class of stock of the corporation voting separately as a class.

    DISTRIBUTIONS AND DIVIDENDS. Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect indebtedness, pay dissenting shareholders or redeem shares if net assets equal or exceed the proposed distribution.

    Under Delaware law, a corporation may, subject to any restrictions contained in its Certificate of Incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preferences on asset distributions. Surplus is defined under Delaware law as the excess of the net assets (essentially, the amount by which total assets exceed total liabilities) over capital (essentially, the aggregate par value of the shares of the corporation having a par value that have been issued plus consideration paid for shares without par value that have been issued), as such capital may be adjusted by the board.

    STOCK REDEMPTION AND REPURCHASE. As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS. Texas and Delaware law have different provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

        SCOPE. Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

        Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 provides that such section is not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents.

        The Certificate of Incorporation of HORIZON-Delaware provides for mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law, unless the corporation determines that the person seeking indemnification did not meet the standards set forth above. The Certificate of Incorporation of HORIZON-Delaware permits indemnification of other persons to the extent authorized from time to time by the Board of Directors. The right to indemnification is a contract right and includes the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, provided that the indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to be indemnified for such expenses. The Company's current Articles of Incorporation provide for substantially similar rights to indemnification. The Company is a party to an indemnification agreement with each of its directors, and it is expected that HORIZON-Delaware will enter into similar agreements with each of its directors and certain of its key employees.

        ADVANCEMENT OF EXPENSES. Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives: (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.

        Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking, such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

        PROCEDURE FOR INDEMNIFICATION. Texas law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of a quorum consisting of directors who, at the time of the vote, are not party to the proceeding; (ii) if such a quorum cannot be obtained, by a majority vote of a special committee of the board of directors consisting solely of two or more directors, who at the time of the vote, are not party to the proceeding; (iii) by a majority vote of special legal counsel; or (iv) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are party to the proceeding.

        Similar to Texas law, Delaware law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iii) by stockholder vote.

        MANDATORY INDEMNIFICATION. Under Texas law, indemnification by the corporation is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding. Delaware law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

        INSURANCE. Texas and Delaware law both allow a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement.

        PERSONS COVERED. Texas law expressly and separately addresses the indemnification of officers, employees and agents. The protections afforded to these persons under Texas law resemble those provided to directors. Delaware law provides the same indemnification rights to officers, employees and agents as it provides for directors.

        STANDARD OF CARE. The standard of care required under Texas and Delaware law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

        CONTINUITY OF INDEMNIFICATION. Texas law does not contain a provision that expressly provides indemnification after a directorship has terminated for acts or omissions which took place prior to such termination. Delaware law on the other hand does contain a provision which expressly provides that the statutory indemnification provisions: (i) apply to a director after the termination of the directorship with respect to acts performed while a director; and (ii) inure to the benefit of the estate and personal representatives of the director.

        SHAREHOLDER REPORT. Texas law requires a written report to the shareholders upon indemnification or advancement of expense. Delaware law does not have a similar reporting requirement.

        SPECIFIC INSTANCES OF DIRECTOR LIABILITY. Texas law holds the directors of a corporation specifically liable for corporate distributions that are not permitted by statute, unless the directors acted in good faith and with ordinary care in determining that adequate provision existed to permissibly make a distribution. Delaware law does not contain an analog to this provision of Texas law.

        LIMITED LIABILITY OF DIRECTORS. Texas law permits a corporation to eliminate in its charter all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) engaging in a transaction from which the director obtains an improper benefit; or (v) violating applicable statutes which expressly provide for the liability of a director.

        Delaware law similarly permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its shareholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an improper dividend or approving an illegal stock purchase or redemption. The Articles of Incorporation of the Company and the Certificate of Incorporation of HORIZON-Delaware both eliminate the monetary liability of a director to the fullest extent permitted by applicable law.

HORIZON-DELAWARE CERTIFICATE OF INCORPORATION

    Set forth below is a description of certain provisions in the HORIZON-Delaware Certificate of Incorporation. Such description is intended as a summary only and is qualified in its entirety by reference to the HORIZON-Delaware Certificate of Incorporation, which is attached to this Proxy Statement as Appendix C.

    The number of shares of authorized capital stock of HORIZON-Delaware will be the same as that of the Company on the Effective Date. Holders of HORIZON-Delaware's Common Stock will be entitled to one vote per share on matters voted upon by the stockholders. The holders of HORIZON-Delaware's Common Stock will be entitled to receive dividends when and as declared by the Board of Directors, in its discretion, from funds legally available therefor.

    Like the Company's Common Stock, the HORIZON-Delaware Common Stock will have no preemptive rights and no subscription, redemption or conversion privileges. The Common Stock of HORIZON-Delaware will also have no cumulative voting rights, which means that holders of a majority of shares voting for the election of directors can elect all members of the Board of Directors. A majority vote of the shares present in person or represented by proxy is also generally sufficient for actions that require the vote or concurrence of stockholders, except as otherwise required by Delaware law for certain extraordinary transactions. Upon consummation of the Reincorporation, all of the shares of HORIZON-Delaware Common Stock issued in exchange for the Company's Common Stock will be fully paid and nonassessable. Such shares will not be redeemable or subject to further calls or assessments.

    The transfer agent and registrar for the Common Stock of HORIZON-Delaware will be American Securities Transfer & Trust, Inc.

    The preferred stock of HORIZON-Delaware, like that of the Company, will be issuable in series by action of the Board of Directors. The Board of Directors will be authorized to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions thereof in substantially the same manner as currently provided with respect to the Company's preferred stock of the Company.

RIGHTS OF DISSENTING SHAREHOLDERS

    With certain exceptions which are not applicable to the Reincorporation,
Article 5.11 of the Texas Business Corporation Act gives each shareholder of the Company the right to object to a merger and to demand payment of the fair value of his shares calculated as of the day before the vote was taken authorizing the merger, excluding any appreciation or depreciation in anticipation of the merger. Inasmuch as the Reincorporation contemplates such a merger of the Company, the rights under said Article 5.11 will apply to the Reincorporation. However, because the Reincorporation is not intended to have any material effect upon the Company's business or financial condition, the Company reserves its right to abandon the Reincorporation for any reason at any time before the merger becomes effective, and could expect to do so if the holders of a substantial number of shares of the Company's Common Stock exercise such dissenter's rights.

    In order to perfect such rights, a shareholder of the Company must, prior to the taking of the vote of shareholders on the merger, file with the Company a written objection to the merger, notifying the Company that his right to dissent will be exercised if the merger is effected and specifying the address to which notice shall be delivered or mailed in such event. If the merger of the Company into HORIZON-Delaware is effected and the shareholder has not voted in favor thereof, the Company must, within ten days after the merger is effected, deliver or mail to such shareholder written notice thereof and such shareholder may, within ten days from the delivery or mailing of such notice, make written demand on the surviving corporation for payment of the fair value of his shares. Such demand must state the number and class of shares owned by the dissenting shareholder and his estimate of the fair value thereof. It is not necessary for the shareholder to vote against the Reincorporation (although he may not vote in favor of the Reincorporation, if he desires to preserve his dissenter's appraisal rights); however, any shareholder failing to make demand within the ten day period will be bound by such corporate action. A vote against or abstaining with respect to the proposed Reincorporation will not satisfy the requirement that the shareholder make demand for payment of his shares. Within 20 days after demanding payment for his or her shares in the manner described above, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made.

    Within 20 days after receipt by the Company of a demand by the dissenting shareholder for payment of the fair value of his shares, the Company shall deliver or mail to the dissenting shareholder a written notice to the effect that it will either: (i) pay the amount claimed within 90 days after the date the merger is effected upon the surrender of the duly endorsed certificates; or
(ii) pay some other amount as the fair value within 90 days after the date the merger was effected, upon receipt of notice within 60 days after the date the merger was effected from the shareholder that he will accept such amount in exchange for surrender of his duly endorsed certificates. If the Company and the dissenting shareholder can agree upon the fair value, such value will be paid and the dissenting shareholder shall cease to have any interest in such shares or in the corporation. If agreement as to the fair value cannot be reached, either the dissenting shareholder or the Company may, within the time limits prescribed by Article 5.12, file a petition in a court of competent jurisdiction in Dallas County, Texas, asking for a finding and determination of the fair value of such shares. Court costs will be allocated between the parties in such manner as the court shall determine to be fair and equitable.

    The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, and such summary is qualified in its entirety by references to Article 5.11, 5.12 and 5.13 of the Texas Business Corporation Act, which are reproduced in full as Appendix D hereto.

                                 PROPOSAL FOUR
                     RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors has selected Ernst & Young LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998, and has determined that it would be desirable to request that the shareholders ratify such selection. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent certified public accountants. Ernst & Young LLP served as the Company's independent certified public accountants for the fiscal year ended December 31, 1997 and has reported on the Company's consolidated financial statements for such year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

    On March 17, 1997, Ernst & Young LLP replaced Herold, Howard & Madsen P.C. as the Company's independent auditors. In the Company's view, this change was not the result of any disagreement relating to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The reports issued by Herold, Howard & Madsen P.C. did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. At no time during the engagement of Herold, Howard & Madsen P.C. were there any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Herold, Howard & Madsen P.C., would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Notwithstanding the engagement of Ernst & Young LLP as the Company's independent auditors, Herold, Howard & Madsen P.C. continues to perform individual audits of certain acquired stores and to perform tax and other financial planning for the Company.

    While shareholder ratification is not required for the selection of Ernst & Young LLP since the Board of Directors has the responsibility for selecting the Company's independent certified public accountants, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the shareholders' opinions, which the Board of Directors will take into consideration in future deliberations.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                          ANNUAL REPORT ON FORM 10-KSB

    UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (INCLUDING THE EXHIBITS AND FINANCIAL STATEMENTS) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM SY S. SHAHID, SECRETARY, 275 W. PRINCETON DRIVE, PRINCETON, TX 75407.

                                 OTHER MATTERS

    At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                          By Order of the Board of Directors

                                          /s/ SY S. SHAHID

                                          Sy S. Shahid

                                          SECRETARY

Dated: April 29, 1998

                                   APPENDIX A
                 HORIZON PHARMACIES, INC 1998 STOCK OPTION PLAN

                            HORIZON PHARMACIES, INC.
                             1998 STOCK OPTION PLAN

    1. PURPOSE. The purposes of the Plan are to enable the Company to attract and retain the services of employees and employee directors and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in the Company's success.

    2. DEFINITIONS. As used in the Plan, the following definitions apply to the terms indicated below:

       "BOARD" means the Board of Directors of the Company.

       "CHANGE IN CONTROL" means the occurrence of any of the following:

        (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), hereinafter an "Acquiring Person")) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, hereinafter a "Beneficial Owner"), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

        (b) an Acquiring Person becomes the Beneficial Owner, directly or indirectly of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period commencing at the time such Acquiring Person becomes the Beneficial Owner of such securities, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof;

        (c) the Company's shareholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company) and, during the period commencing six months before such approval and ending two years after such approval, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; and

        (d) during any two year period, individuals who at the date on which the period commences constitute a majority of the Board cease to constitute a majority thereof as a result of one or more contested elections for positions on such Board.

        "COMMITTEE" means the committee appointed by the Board from time to time to administer the Plan pursuant to Section 4 hereof.

        "COMPANY" means HORIZON Pharmacies, Inc.

        "FAIR MARKET VALUE" of a Share on a given day means, if Shares are listed on an established stock exchange or exchanges, the highest closing sales price of a Share as reported on such stock exchange or exchanges; or if not so reported, the average of the bid and asked prices, as reported on the National Association of Securities Dealers Automated Quotation System. If the price of a Share shall not be so quoted, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

        "INCENTIVE STOCK OPTION" means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

        "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "OPTION" means a right to purchase Shares under the terms and conditions of the Plan as evidenced by an option certificate in such form not inconsistent with the Plan, as the Committee may adopt for general use or for specific cases from time to time.

        "NONQUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option and which is identified as a Nonqualified Stock Option in the agreement by which it is evidenced.

        "PARTICIPANT" means any employee or employee director eligible to participate in the Plan under Section 5 hereof, to whom an Option is granted under the Plan.

        "PLAN" means the HORIZON Pharmacies, Inc. 1998 Stock Option Plan, including any amendments to the Plan.

        "SHARES" means shares of the Company's Common Stock, $.01 par value, now or hereafter owned by the Company as treasury stock or authorized but unissued shares of the Company's Common Stock, subject to adjustment as provided in the Plan.

        "SUBSIDIARY" means any corporation, now or hereafter existent, in which the Company owns, directly or indirectly, stock comprising 50% or more of the total combined voting power of all classes of stock of such corporation.

    3.  PLAN ADOPTION AND TERM.

        A. The Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, or prior thereto at a special meeting of shareholders expressly called for such purpose, or by a unanimous consent of all shareholders executed in writing; and provided further, that the approval of the Company's shareholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved at the annual meeting or special meeting by the affirmative vote of a majority of all shares entitled to vote upon the matter, or by unanimous written consent of all shareholders, then the Plan and all Options then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

        B. Subject to the provisions hereinafter contained relating to amendment or discontinuance, the Plan shall continue in effect for 10 years from the date of its adoption by the Board. No Option may be granted hereunder after such 10-year period.

    4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, consisting of not less than two persons, who shall be directors of the Company, who shall not be employees of the Company, and who shall be appointed by the Board to serve at the pleasure of the Board. Except as otherwise expressly provided in the Plan, the Committee shall have sole and final authority to interpret the provisions of the Plan and the terms of any Option issued under it and to promulgate and interpret such rules and regulations relating to the Plan and Options as it may deem necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Committee shall, subject to Section 6 and to the extent and in the manner contemplated herein, determine who shall receive Options under the Plan and how many Shares shall be subject to each such Option. The Committee shall report to the Board the names of those granted Options and the terms and conditions of each Option granted by it. The Committee may correct any defect in the Plan or any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

    No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fraud or bad faith.

    5. ELIGIBILITY. The employees and employee directors of the Company and its Subsidiaries, who, in the opinion of the Committee, have a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries, shall be eligible to participate in the Plan. No options intended to qualify as Incentive Stock Options shall be granted under the Plan to any person who, before or after the grant or exercise of any Option, owns or would own, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company, or its parent or any Subsidiary, or who is not an employee of the Company.

    6. STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 13 hereof, Options may be granted pursuant to the Plan with respect to a number of Shares that, in the aggregate, does not exceed Four Hundred Fifty Thousand (450,000) Shares.

    7.  OPTIONS.

        A. All Options granted under the Plan shall be clearly identified either as Incentive Stock Options or as Nonqualified Stock Options. All Options granted under the Plan shall be evidenced by agreements in such form, not inconsistent with the Plan, as the Committee may adopt for general use or for specific use from time to time. An Option shall be deemed "granted" under the Plan on the date on which the Committee, by appropriate action, awards the Option to a Participant, or on such subsequent date as the Committee may designate.

        B. (i) The aggregate Fair Market Value of Shares with respect to which Incentive Stock Options granted under the Plan are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (and its parent and subsidiary corporations as those terms are used in Section 422 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. To the extent that the aggregate Fair Market Value of Shares with respect to such Incentive Stock Options exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

           (ii) Subparagraph (i) of this Paragraph B shall be applied by taking Options into account in the order in which they were granted.

    8. OPTION PRICE. The price per share at which Shares may be purchased pursuant to any Option granted under the Plan shall be not less than 100% of the Fair Market Value of a Share on the date the Option is granted.

    9. DURATION OF OPTIONS. No Option granted hereunder shall be exercisable after the expiration of 10 years from the date such Option was granted. All Options shall be subject to earlier termination as provided elsewhere in the Plan.

    10. CONDITIONS RELATING TO EXERCISE OF OPTIONS.

        A. The Board may, at its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option agreement. Except as provided in the Option agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised for a fractional share of stock.

        B. No Option shall be transferable by a Participant otherwise than by will or the laws of descent and distribution and Options shall be exercisable during the lifetime of a Participant only by such Participant.

        C. An Option shall be exercised by the delivery to the Company of a written notice signed by the Participant, which specifies the number of Shares with respect to which the Option is being exercised and the date of the proposed exercise. Such notice shall be delivered to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the date of the proposed exercise and shall be accompanied by the applicable option certificate evidencing the Option. A Participant may withdraw such notice at any time prior to the close of business on the proposed date of exercise, in which case the option certificate evidencing the Option shall be returned to the Participant.

        D. Payment for Shares purchased upon exercise of an Option shall be made at the time of exercise either in cash, by certified check or bank cashier's check or in Shares owned by the Participant and valued at their Fair Market Value on the date of exercise, or partly in Shares with the balance in cash or by certified check or bank cashier's check. Any payment in Shares shall be effected by their delivery to the Secretary of the Company, endorsed in blank or accompanied by stock powers executed in blank.

        E. Certificates for Shares purchased upon exercise of Options shall be issued and delivered as soon as practicable following the date the Option is exercised. Certificates for Shares purchased upon exercise of Options shall be issued in the name of the Participant.

        F. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. Prior to the occurrence of a Change in Control, the Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the Shares issued under the Plan may, at the discretion of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company. On or after the occurrence of a Change in Control, the Company shall be under an obligation to register under applicable Federal or state securities law any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under state or Federal securities laws in order to permit the exercise of an Option and the issuance and sale of the Shares subject to such Option.

        G. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer, or sale of capital stock of the Company, and as a condition to receiving any Shares, shall execute all such instruments as the Company in its sole discretion may deem necessary or advisable.

        H. Notwithstanding Paragraph A of this Section 10, the Committee may, in its sole discretion, accelerate the date on which any Option granted under the Plan, and outstanding at such time, shall become exercisable.

        I. Notwithstanding Paragraph A of this Section 10, upon the occurrence of a Change in Control any Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration or termination as provided in the Plan.

        J. In the event of termination of a Participant's employment by reason of such Participant's retirement in accordance with an applicable retirement plan, any outstanding Option held by such Participant shall be or immediately become fully exercisable as to the total number of Shares subject thereto (whether or not exercisable to that extent prior to termination of employment) and shall remain so exercisable but only for a period of three months after commencement of such retirement, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

        K. In the event of termination of a Participant's employment by reason of such Participant's disability within the meaning of Section 22(e)(3) of the Code, any outstanding Option held by such Participant shall be or immediately become fully exercisable as to the total number of Shares subject thereto (whether or not exercisable to that extent prior to termination of employment) and shall remain so exercisable but only for a period of one year after termination of employment for such disability, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

        L. In the event of the death of any Participant (including death during an approved leave of absence or following a Participant's retirement or disability), any Option then held by him which shall not have lapsed or terminated prior to his death shall be or immediately become fully exercisable by the executors, administrators, legatees, or distributees of his estate, as may be appropriate, as to the total number of Shares subject thereto (whether or not exercisable to that extent at the time of death) and shall remain so exercisable but only for a period of one year after death, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

        M. In the event of the termination of the Participant's employment otherwise than as described in paragraphs J, K and L, any outstanding Option held by such Participant shall be exercisable to the extent exercisable at the time of such termination and remain so exercisable for a period of 30 days following such termination. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

    11. NO EMPLOYMENT RIGHTS. Nothing contained in the Plan or any Option shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.

    12. RIGHTS OF A SHAREHOLDER. No person shall have any rights with respect to any Shares covered by or relating to any grant hereunder of an Option until the date of issuance of a certificate to him evidencing such Shares. Except as otherwise expressly provided in the Plan, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such certificate is issued.

    13. ADJUSTMENT UPON CHANGES IN CAPITAL STOCK.

        A. If the capital stock of the Company shall be subdivided or combined, whether by reclassification, stock dividend, stock split, reverse stock split or other similar transaction, then the number of Shares authorized under the Plan, the number of Shares then subject to or relating to unexercised Options granted hereunder and the exercise price per Share will be adjusted proportionately. A stock dividend shall be treated as a subdivision of the whole number of Shares equal to such whole number of Shares so outstanding plus the number of Shares issued as a stock dividend.

        B. In the case of any capital reorganization or any reclassification of the capital stock of the Company (except pursuant to a transaction described in Paragraph A of this Section 13) (a "Reorganization"), appropriate adjustment may be made by the Committee in the number and class of shares authorized to be issued under the Plan and the number and class of shares subject to or relating to Options awarded under the Plan and outstanding at the time of such Reorganization.

        C. Each Participant will be notified of any adjustment made pursuant to this Section 13 and any such adjustment, or the failure to make such adjustment, shall be binding on the Participant.

        D. Except as expressly set forth herein, the number and kind of Shares subject to Options, shall not be affected by any transaction (including, without limitation, any merger, recapitalization, stock split, stock dividend, issuance of stock or similar transaction) affecting the capital stock of the Company and no Participant shall be entitled to any additional Options on account thereof.

    14. WITHHOLDING TAXES.

        A. Whenever Shares are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy Federal, state and local withholding tax requirements, if any, prior to the delivery of any certificate or certificates for such Shares.

        B. Notwithstanding Paragraph A of this Section 14, at the election of a Participant, subject to the approval of the Committee, when Shares are to be issued upon the exercise of an Option, the Participant may tender to the Company a number of Shares, or the Company shall withhold a number of such shares, the Fair Market Value of which is sufficient to satisfy the Federal, state and local tax requirements, if any, attributable to such exercise or occurrence. The Committee hereby grants its approval to any election made pursuant to this Paragraph B, but reserves the right, in its absolute discretion, to withdraw such approval in case of any such election effective upon its delivery of notice thereof to the Participant.

        C. Notwithstanding Paragraph E of Section 10 hereof, if a Participant subject to the provisions of Section 16(b) of the Exchange Act who has not made an election pursuant to Section 83(b) of the Code, makes an election described in Paragraph B of this Section 14 to have Shares withheld with respect to an Option, then the Company shall hold as custodian for the Participant certificates evidencing the total number of Shares required to be issued pursuant to the exercise of the Option until the expiration of six months following the date of such exercise. Upon the expiration of such six-month period, the Company shall deliver to such Participant certificates evidencing such Shares minus a number of such Shares, the Fair Market Value of which on the date on which such period expires is sufficient to satisfy the Federal, state and local tax requirements attributable to such exercise.

        D. Notwithstanding any other provisions of the Plan, a individual who is subject to Section 16(b) of the Exchange Act, may not make either of the elections described in Paragraph B of this Section 14 prior to the expiration of six months after the date on which the applicable Option was granted. Such elections must be made either (i) during the 10-day window period described in Section (e)(3)(iii) of Rule 16b-3 promulgated under such Section 16(b) of the Exchange Act, or (ii) at least six months prior to the date as of which the income attributable to the exercise of the related Option is recognized under the Code. Such elections shall be irrevocable and shall be made by the delivery to the Company's principal office, to the attention of its Secretary, of a written notice signed by Participant.

    15. AMENDMENT OF THE PLAN.

        A. The Board may at any time and from time to time suspend, discontinue, modify or amend the Plan in any respect whatsoever except that the Board may not suspend, discontinue, modify or amend the Plan so as to adversely affect the rights of a Participant with respect to any grants that have theretofore been made to such Participant without such Participant's approval.

        B. No amendment to or modification of the Plan which: (i) materially increases the benefits accruing to Participants; (ii) except as provided in Sections 6 and 13 hereof, increases the number of Shares that may be issued under the Plan; or (iii) modifies the requirements as to eligibility for participation under the Plan shall be effective without shareholder approval.

    16. MISCELLANEOUS.

        A. It is expressly understood that the Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of the Plan, be deemed to be entitled to the grant of any Option; nor shall any rights be deemed to accrue under the Plan except as Options may be granted hereunder.

        B. All rights hereunder shall be governed by and construed in accordance with the laws of Texas.

        C. All expenses of the Plan, including the cost of maintaining records, shall be borne by the Company.

Approved by the Board of Directors February 2, 1998; Adopted by the Shareholders
June   , 1998.

                                   APPENDIX B
                          AGREEMENT AND PLAN OF MERGER

                                                                      APPENDIX B

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                 HORIZON PHARMACIES, INC., A TEXAS CORPORATION
                                      AND
                HORIZON PHARMACIES, INC., A DELAWARE CORPORATION

    THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of       ,
1998, is made and entered into by and between HORIZON Pharmacies, Inc., a Texas corporation ("HORIZON-Texas"), and HORIZON Pharmacies, Inc., a Delaware corporation ("HORIZON-Delaware"), which corporations are sometimes referred to herein as the "Constituent Corporations."

W I T N E S S E T H:

    WHEREAS, HORIZON-Texas is a corporation organized and existing under the laws of the State of Texas, having been incorporated on August 31, 1992; and

    WHEREAS, HORIZON-Delaware is a wholly-owned subsidiary corporation of
HORIZON-Texas, having been incorporated on       , 1998; and

    WHEREAS, the respective Boards of Directors of HORIZON-Texas and HORIZON-Delaware have determined that it is desirable to merge HORIZON-Texas into HORIZON-Delaware (the "Merger"); and

    WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended;

    NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that HORIZON-Texas shall be merged into HORIZON-Delaware upon the terms and conditions set forth.

                                   ARTICLE I
                                     MERGER

    On the effective date of the Merger (the "Effective Date") as provided herein, HORIZON-Texas shall be merged into HORIZON-Delaware, the separate existence of HORIZON-Texas shall cease and HORIZON-Delaware (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of HORIZON Pharmacies, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be Corporation Trust Center, 1209 Orange Street, in the County of New Castle, in the City of Wilmington, Delaware 19801.

                                   ARTICLE II
             CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

    The name of the Surviving Corporation shall be "HORIZON Pharmacies, Inc." The Certificate of Incorporation of the Surviving Corporation as in effect on the date hereof shall be the Certificate of Incorporation of HORIZON-Delaware (the "Delaware Charter") without change unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

                                  ARTICLE III
                      BYLAWS OF THE SURVIVING CORPORATION

    The Bylaws of the Surviving Corporation as in effect on the date hereof shall be the Bylaws of HORIZON-Delaware (the "Delaware Bylaws") without change unless and until amended in accordance with applicable law.

                                   ARTICLE IV
             EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

    4.1. On the Effective Date, each outstanding share of common stock of HORIZON-Texas, par value $.01 per share (the "Common Stock"), other than the shares, if any, for which appraisal rights shall be perfected under Articles
5.12 and 5.13 of the Texas Business Corporation Act ("TBCA"), shall be converted into one share of HORIZON-Delaware common stock, par value $.01 per share (the "Delaware Common Stock"), and each outstanding share of Delaware Common Stock held by HORIZON-Texas shall be retired and canceled. The shares of Delaware Common Stock shall be identical to the shares of Common Stock in all other aspects.

    4.2. All options and rights to acquire the Common Stock under HORIZON 1997 Stock Option Plan, as amended, and under all other outstanding options, warrants or rights outstanding on the Effective Date will automatically be converted into equivalent options and rights to purchase the same number of shares of Delaware Common Stock.

    4.3. After the Effective Date, certificates representing shares of the Common Stock will represent shares of Delaware Common Stock and upon surrender of the same to the transfer agent for HORIZON-Delaware, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Delaware Common Stock into which such shares of Common Stock shall have been converted pursuant to Article 4.1 of this Agreement.

                                   ARTICLE V
                        CORPORATE EXISTENCE, POWERS AND
                    LIABILITIES OF THE SURVIVING CORPORATION

    5.1. On the Effective Date, the separate existence of HORIZON-Texas shall cease. HORIZON-Texas shall be merged with and into HORIZON-Delaware, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, HORIZON-Delaware shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of HORIZON-Texas and HORIZON-Delaware, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in HORIZON-Delaware; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of HORIZON-Delaware, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in HORIZON-Texas and HORIZON-Delaware, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of HORIZON-Texas, shall thenceforth attach to HORIZON-Delaware, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

    5.2. HORIZON-Texas agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of HORIZON-Texas and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

    6.1. Upon the Effective Date, the officers and directors of HORIZON-Texas shall become the officers and directors of HORIZON-Delaware, and such persons shall hold office in accordance with the Delaware Bylaws until their respective successors shall have been appointed or elected.

    6.2. If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Delaware Bylaws.

                                  ARTICLE VII
                               DISSENTING SHARES

    Holders of shares of Common Stock who have complied with all requirements for perfecting their rights of appraisal set forth in Articles 5.12 and 5.13 of the TBCA shall be entitled to their rights under Texas law.

                                  ARTICLE VIII
                   APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE,
                  CONDUCT OF BUSINESS PRIOR TO EFFECTIVE DATE

    8.1. Soon after the approval of this Agreement by the requisite number of shareholders of HORIZON-Texas, the respective Boards of Directors of HORIZON-Texas and HORIZON-Delaware will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Ownership and Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Texas and Delaware, respectively, in accordance with the Texas Business Corporation Act (the "TBCA") and the Delaware General Corporation Law (the "DGCL"), the Effective Date shall be the date on which the Merger becomes effective under the TBCA or the date on which the Merger becomes effective under the DGCL, whichever occurs later.

    8.2. The Boards of Directors of HORIZON-Texas and HORIZON-Delaware may amend this Agreement and the Delaware Charter at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of HORIZON-Texas may not (i) change the assessment or type of shares to be received in exchange for or on conversion of the shares of the Common Stock; or (ii) change any term of the terms and conditions of this Agreement if such change would adversely affect the holders of the Common Stock.

                                   ARTICLE IX
                             TERMINATION OF MERGER

    This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of HORIZON-Texas and HORIZON-Delaware.

                                   ARTICLE X
                                 MISCELLANEOUS

    10.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

    10.2. EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, HORIZON-Texas shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

    10.3. AGREEMENT. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 275 W. Princeton Drive, Princeton, Texas 75407, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

    10.4. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Presidents and Secretaries, all as of the day and year first above written.

                                              HORIZON PHARMACIES, INC.,
                                              a Texas corporation

                                                                  By:
                                              -------------------------------------------
                                                       Ricky D. McCord, President
ATTEST:

-------------------------------------------
          Sy S. Shahid, Secretary
                                              HORIZON PHARMACIES, INC.,
                                              a Delaware corporation

                                                                  By:
                                              -------------------------------------------
                                                       Ricky D. McCord, President
ATTEST:

-------------------------------------------
          Sy S. Shahid, Secretary

                                   APPENDIX C
                          CERTIFICATE OF INCORPORATION
                                       OF
                HORIZON PHARMACIES, INC., A DELAWARE CORPORATION

                                                                      APPENDIX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                            HORIZON PHARMACIES, INC.

                                   ARTICLE I
                                      NAME

    The name of this Corporation is: HORIZON Pharmacies, Inc.

                                   ARTICLE II
                                REGISTERED AGENT

    The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle and the name of the registered agent of the Corporation at such address is The Corporation Trust Company.

                                  ARTICLE III
                                    DURATION

    The duration of the Corporation is perpetual.

                                   ARTICLE IV
                                    PURPOSES

    The objectives and purposes for which the Corporation is organized is (i) to acquire and operate a chain of retail pharmacies and related businesses; and
(ii) to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware, now or hereafter in effect.

                                   ARTICLE V
                                  INCORPORATOR

    The name and address of the Incorporator is Douglas A. Branch, 211 North Robinson, 12th Floor, Oklahoma City, Oklahoma 73102.

                                   ARTICLE VI
                               AUTHORIZED CAPITAL

    The total number of shares of all classes of stock which the Corporation shall have the authority to issue is fifteen million (15,000,000) shares, divided into classes designated as follows: (i) fourteen million (14,000,000) shares of common stock, par value $.01 per share (the "Common Stock"); and (ii) one million (1,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock").

                                  ARTICLE VII
                              ATTRIBUTES OF STOCK

    The designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, for each class of stock of the Corporation shall be as follows:

    COMMON STOCK: Each share of Common Stock shall be equal to each other share of Common Stock and, when issued, shall be fully paid and non-assessable, and the personal property of stockholders shall not be liable for corporate debts. Subject to any preferential rights of the holders of Preferred Stock, the holders of Common Stock of the Corporation shall each be entitled to share in any dividends of the Corporation ratably, if, as and when declared by the Board of Directors.

    Each holder of record of Common Stock shall have one vote for each share of Common Stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock.

    PREFERRED STOCK: Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect of the particulars fixed by the Board of Directors for each series as provided herein. All shares of any one series shall be identical in all respects with all the other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

    The Board of Directors is hereby authorized, by resolution or resolutions to provide, out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, for one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix and determine, and is hereby expressly authorized and empowered to fix and determine, by resolution or resolutions, the powers, designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, and in connection therewith, the Board of Directors is expressly authorized and empowered to fix and determine any or all of the following provisions of the shares of such series:

    (i) the designation of such series and the number of shares which shall constitute such series;

    (ii) the annual dividend rate payable on shares of such series, expressed in a dollar amount per share, and the date or dates from which such dividends shall commence to accrue and shall be cumulative;

   (iii) the price or prices at which and the terms and conditions, if any, on which shares of such series may be redeemed;

    (iv) the amounts payable upon shares of such series, in the event of the voluntary or involuntary liquidation, distribution of assets (other than payment of dividends), dissolution, or winding up of the affairs of the Corporation;

    (v) the sinking funds or mandatory redemption provisions, if any, for the redemption or purchase of shares of such series;

    (vi) the extent of the voting powers, if any, of the shares of such series;

   (vii) the terms and conditions, if any, on which shares of such series may be converted into shares of stock of the Corporation or any class or classes thereof; and

  (viii) any other preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions of such preferences or rights, of shares of such series.

                                  ARTICLE VIII
                               BOARD OF DIRECTORS

    The number of directors of this Corporation shall be as specified pursuant to the Bylaws of the Corporation and may be altered from time to time as may be provided therein. In case of vacancies in the Board of Directors, including vacancies occurring by reason of an increase in the number of directors, a majority of the remaining members of the Board, even though less than a quorum, may elect directors to fill such vacancies to hold office until the next annual meeting of the stockholders.

                                   ARTICLE IX
                             EXCULPATORY PROVISIONS

    No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article IX is in effect shall be deemed to be doing so in reliance on the provisions of this Article IX, and neither the amendment or repeal of this Article IX, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article IX are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

    If the Delaware General Corporation Law is amended to further limit or eliminate liability of the Corporation's directors for breach of fiduciary duty, then a director of this Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. If the Delaware General Corporation Law is amended to increase or expand liability of the Corporation's directors for breach of fiduciary duty, no such amendment shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to the time of such amendment or otherwise adversely affect any right or protection of a director of this Corporation existing at the time of such amendment.

                                   ARTICLE X
                          COMPROMISE OR ARRANGEMENT BY
                   CORPORATION WITH CREDITORS OR STOCKHOLDERS

    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the Delaware Code, may order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                   ARTICLE XI
                         RESERVATION OF RIGHT TO AMEND

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                  ARTICLE XII
                              AMENDMENT OF BYLAWS

    In furtherance of and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by Delaware law, the Board of Directors of the Corporation is hereby authorized to make, amend, alter or repeal the Bylaws of the Corporation.

    The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true and accordingly hereunto set his hand this 27 day of April, 1998.

                                          /s/ Douglas A. Branch
       -------------------------------------------------------------------------

                                          Douglas A. Branch, Incorporator

                                   APPENDIX D
                            SELECTED SECTIONS OF THE
                         TEXAS BUSINESS CORPORATION ACT

                                   APPENDIX D
                            SELECTED SECTIONS OF THE
                         TEXAS BUSINESS CORPORATION ACT

ART. 5.11. RIGHTS OF DISSENTING SHAREHOLDERS IN THE EVENT OF CERTAIN CORPORATE
  ACTIONS

        A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

              (1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

              (2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

              (3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

        B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

             (1) the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange: (a) listed on a national securities exchange; (b) listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or (c) held of record by not less than 2,000 holders;

             (2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

             (3) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

                   (a) shares of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are: (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange; (ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or (iii) held of record by not less than 2,000 holders;

                   (b) cash in lieu of fractional shares otherwise entitled to be received; or

                   (c) any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

ART. 5.12. PROCEDURE FOR DISSENT BY SHAREHOLDERS AS TO SAID CORPORATE ACTIONS

        A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

              (1)(a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten
(10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

        (b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

              (2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty
(60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

              (3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

        B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

        C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

        D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

        E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

        F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

        G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in
Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

ART. 5.13. PROVISIONS AFFECTING REMEDIES OF DISSENTING SHAREHOLDERS

        A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

        B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles
5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

        C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under
Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article
5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

                              HORIZON PHARMACIES, INC.
                               275 W. PRINCETON DRIVE
                              PRINCETON, TEXAS  75407

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HORIZON PHARMACIES, INC. (THE "COMPANY"). THE UNDERSIGNED HEREBY APPOINTS RICKY D. MCCORD AND SY S. SHAHID AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES THEM TO REPRESENT AND VOTE AS DESIGNATED BELOW, ALL OF THE SHARES OF COMMON STOCK AND/OR PREFERRED STOCK OF THE COMPANY HELD OF RECORD BY THE UNDERSIGNED ON APRIL 7, 1998, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 1998, OR ANY ADJOURNMENT THEREOF.


1.   ELECTION OF DIRECTORS

       _____ FOR all nominees listed below             _____ WITHHOLD AUTHORITY
       (except as marked to the contrary below)        to vote for all nominees
                                                       listed below

       Class I                          Class II
       -------                          --------

       Carson A. McDonald               Michael F. Loy
       Philip H. Yeilding

(INSTRUCTION): TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

--------------------------------------------------------------------------------

2. Approval of an Agreement and Plan of Merger pursuant to which the Company will change its state of incorporation from Texas to Delaware.

               FOR  / /        AGAINST  / /        ABSTAIN  / /

3.   PROPOSAL to approve the HORIZON Pharmacies, Inc. 1998 Stock Option
     Plan.

               FOR  / /        AGAINST  / /        ABSTAIN  / /

4. PROPOSAL to ratify the selection of Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1998.

               FOR  / /        AGAINST  / /        ABSTAIN  / /

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     This proxy, when properly executed, dated and delivered, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

Dated: _________________, 1998      Please sign exactly as name appears
                                    below.  When shares are held by joint
                                    tenants, both should sign.  When
                                    signing as attorney or as executor,
                                    administrator, trustee or guardian,
                                    please give full title as such.  If a
                                    corporation, please sign in full
                                    corporate name by president or other
                                    authorized officer.  If a
                                    partnership, please sign in
                                    partnership name by authorized person.

                                    Dated                        , 1998
                                          -----------------------
                                    x
                                     ----------------------------------
                                        (Signature)
                                    x
                                     ----------------------------------
                                        (Signature, if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.